Exhibit 10.4

FLOWDESK

Company Number: 883 604 647 /VAT FR87 883604647

Registration Number: E2021-019
231 Rue Saint-Honoré, 75001 Paris, France

Special Terms and Conditions

These special terms and conditions (“Special Terms and Conditions”) are made on 24 July 2025 (“Contract Effective Date”) and

BETWEEN:

FLOWDESK a company incorporated in France under company number 883 604 647 and whose registered office is located at 231 rue Saint honoré, 75001 Paris, France. Flowdesk is registered as a Digital Assets Service Provider (“DASP”) with the French Autorité des Marchés Financiers, under number E2021-019. Flowdesk has authorization to provide the following services in France (each as defined in Article L. 54-10-2 of the Monetary and Financial Code): (i) custody of Digital Assets on behalf of a third party; (ii) the service of buying or selling Digital Assets for legal tender; (iii) the service of exchanging Digital Assets for other Digital Assets.

— AND —

Hashdex Nasdaq Crypto Index US ETF a company incorporated in the state of Delaware, registered under the number 4231230, and whose registered office is located at CSC Delaware Trust Company, 251 Little Falls Drive, Wilmington, DE 19808, US.

(the “Counterparty”).

These Special Terms and Conditions are part of the General Terms and Conditions and should be read and interpreted in conjunction with the OTC Trade Services Terms and Flowdesk Policies, as updated from time to time and available on Flowdesk’s website : https://www.flowdesk.co/eula and shall incorporate the by reference. The Special Terms and Conditions effective between the Parties and which will regulate all access and use of the Services. By signing these Special Terms and Conditions the Counterparty is deemed to have accepted the General Terms and Conditions and OTC Trade Service Terms.

Capitalized terms not expressly defined herein will have the meaning ascribed to them in the General Terms and Conditions.

In the event of any inconsistency between the General Terms and Conditions and these Special Terms and Conditions, the latter will prevail, unless agreed otherwise in writing between the Parties.

FLOWDESK - OTC - MASTER SERVICES AGREEMENT - Special Terms and Conditions

General Terms & Conditions : https://drive.google.com/drive/folders/1w-frVuIjIGgbRmDQNtesyXHjlB4K_naZ

Service Terms : https://drive.google.com/drive/folders/15iJkOok1EdBKtho762j33pIEyvf7DtN1

Information contained in this document is proprietary and confidential. Unauthorized circulation or reproduction of this document is not permitted and may be cause for legal action.

Flowdesk’s compliance

Flowdesk is registered with the Autorité des Marchés Financiers (“AMF”) as a Digital Assets Services Provider to provide (i) custody of Digital Assets on behalf of a third party; (ii) the service of buying or selling Digital Assets for legal tender; and (iii) the service of exchanging Digital Assets for other Digital Assets.

French Authorities supervise the compliance of Flowdesk’s activities with AML-CFT rules.

Prepayment and Settlement

The Counterparty acknowledges and agrees that the purchase of digital assets might be subject to a prepayment condition.

In such a case, the Counterparty shall remit the full agreed-upon purchase amount to Flowdesk prior to the execution of the transaction. Upon receipt of the prepayment, the seller shall proceed with the transfer of the assets to the Counterparty. Failure to fulfill the prepayment requirement within the stipulated time frame may result in the cancellation of the transaction at the Flowdesk’s discretion.

The parties acknowledge that the prepayment is an essential and binding prerequisite for the successful completion of applicable transactions. Flowdesk is obligated to withhold the delivery of digital currency until the corresponding fiat currency is confirmed to be in Flowdesk’s designated bank account or digital currency is deliver to Flowdesk’s designated wallet address. Flowdesk will not be held responsible for any delays in the delivery of digital currency and shall bear no liability for any subsequent price fluctuations following the conclusion of a transaction. Flowdesk is committed to delivering the digital currency to the specified wallet address provided by the Counterparty and shall not assume any responsibility for errors made by the Counterparty in relation to the provided wallet address.

PLEASE NOTE THAT ONCE EXECUTED TRANSACTIONS ARE BINDING AND MAY NOT BE UNDONE

[SIGNATURES PAGE FOLLOWS]

FLOWDESK - OTC - MASTER SERVICES AGREEMENT - Special Terms and Conditions

General Terms & Conditions : https://drive.google.com/drive/folders/1w-frVuIjIGgbRmDQNtesyXHjlB4K_naZ

Service Terms : https://drive.google.com/drive/folders/15iJkOok1EdBKtho762j33pIEyvf7DtN1

Information contained in this document is proprietary and confidential. Unauthorized circulation or reproduction of this document is not permitted and may be cause for legal action.

Electronic Signature

This Agreement is executed on the date hereof by each of the Parties using an Advanced Electronic Signature (AES) process implemented by a third party service provider, DocuSign as set out in the General Terms and Conditions.

Signed by duly authorised representatives of the Parties.

Flowdesk:	Counterparty

/s/ Thomas Jeulin	/s/ Bruno Sousa
Name: Thomas Jeulin	Name: Bruno Sousa
Title: Global Head of Sales	Title: Authorized signatory

FLOWDESK - OTC - MASTER SERVICES AGREEMENT - Special Terms and Conditions

General Terms & Conditions : https://drive.google.com/drive/folders/1w-frVuIjIGgbRmDQNtesyXHjlB4K_naZ

Service Terms : https://drive.google.com/drive/folders/15iJkOok1EdBKtho762j33pIEyvf7DtN1

Information contained in this document is proprietary and confidential. Unauthorized circulation or reproduction of this document is not permitted and may be cause for legal action.

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